                                                                 Exhibit 10.15.2
                                                                  EXECUTION COPY

                                  AMENDMENT TWO

            AMENDMENT TWO (this "AMENDMENT") dated as of May 30, 2001 by and among EDISON MISSION ENERGY (the "BORROWER"), each of various financial institutions party hereto (the "LENDERS") and BANK OF AMERICA, N.A. (formerly, Bank of America National Trust and Savings Association), as agent for the Lenders (in such capacity, the "AGENT").

            WHEREAS, the Borrower, the Agent and certain of the Lenders entered into a Second Amended and Restated Credit Agreement dated as of October 11, 1996 (as amended by Amendment One dated as of August 17, 2000 among the Borrower, the Agent and the Lenders party thereto, the "CREDIT AGREEMENT");

            WHEREAS, the Borrower, the Agent and the Lenders wish to amend the Credit Agreement in certain respects;

            ACCORDINGLY, the parties hereto agree as follows:

            Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

            Section 2. AMENDMENT TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the Amendment Effective Date, the Credit Agreement shall be amended as follows:

            (a) SECTION 1.1 of the Credit Agreement shall be amended by deleting the definition of "Change in Control" in its entirety.

            (b) SECTION 1.1 of the Credit Agreement shall be amended by adding the following definitions in alphabetical order:

                        "CAPITAL STOCK" means, with respect to any Person, any
            and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of, or interests in (however designated), the equity of such Person, including, without limitation, all common stock and preferred stock and partnership and joint venture interests of such Person.

                        "EME REVOLVERS" means, collectively, the Credit
            Agreement, the May Credit Agreement and the March Credit Agreement.

                        "MARCH CREDIT AGREEMENT" means the $595,000,000 Credit
            Agreement dated as of March 18, 1999 among the Borrower, certain commercial lending institutions party thereto and Citicorp USA, Inc as the administrative agent (as amended, modified and supplemented from time to time).

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                                       2

                        "MAY CREDIT AGREEMENT" means the $255,000,000 Credit
            Agreement dated as of May 30, 2000 among the Borrower, certain commercial lending institutions party thereto and Bank of America, N.A. as the administrative agent (as amended, modified and supplemented from time to time).

                        "NET CASH PROCEEDS" means (a) in connection with an
            asset disposition permitted under SECTION 8.2.7, the cash proceeds received from such asset disposition by the Borrower on an after-tax basis, net of attorney's fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith and (b) in connection with any issuance or sale of indebtedness or Capital Stock, the cash proceeds received from such issuance or incurrence on an after-tax basis, net of attorney's fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith."

            (c) SECTION 2.2 of the Credit Agreement shall be amended by deleting
Section 2.2 in its entirety and replacing it with the following:

                        "REDUCTION OF REVOLVING LOAN COMMITMENT AMOUNT. (a) The
            Borrower may, from time to time on any Business Day occurring after the Effective Date, voluntarily reduce the Revolving Loan Commitment Amount without premium or penalty (subject, however, to SECTION 4.5); PROVIDED, HOWEVER, that all such reductions shall require at least one Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of the Revolving Loan Commitment Amount shall be in a minimum amount of $10,000,000 and in an integral multiple of $1,000,000 in excess thereof; and, PROVIDED, FURTHER, that the Revolving Loan Commitment Amount may not be reduced to an amount less than the aggregate amount of outstanding Loans; and (b) as of August 15, 2001, in the event that the Revolving Loan Commitment Amount is greater than $333,333,333, Revolving Loan Commitments shall be reduced in an amount equal to the difference between the Revolving Loan Commitment Amount and $333,333,333."

             (d) SECTION 3.1.1(b) of the Credit Agreement shall be amended by
(i) adding the following after the comma in the first line of Section 3.1.1(b) of the Credit Agreement: "(i)"; and (ii) deleting the semicolon at the end of
Section 3.1.1(b) of the Credit Agreement and replacing it with the following:

                        ",(ii) within three Business Days following the receipt
            of proceeds from (A) any sale or other disposition of assets not in the ordinary course of business, make a prepayment of the loans outstanding under the EME Revolvers, pro rata based on the total commitment amounts outstanding under each EME Revolver, in an aggregate amount in total equal to the lesser of (x) 50% of the related Net Cash Proceeds or (y) the aggregate principal amount of the loans under all of the EME Revolvers then outstanding (and the commitments under the EME Revolvers shall automatically be reduced, pro rata based on the total

                                  AMENDMENT TWO
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                                       3

            commitment amounts outstanding under the EME Revolvers, by an amount in total equal to 50% of the related Net Cash Proceeds) or
            (B) the sale or issuance of any Capital Stock or Indebtedness of the Borrower after the Amendment Effective Date, make a prepayment of the loans outstanding under the the EME Revolvers, pro rata based on the total commitment amounts outstanding under each EME Revolver, in an aggregate amount in total equal to the lesser of
            (x) 100% of the related Net Cash Proceeds or (y) the aggregate principal amount of the loans under all of the EME Revolvers then outstanding (and the commitments under the EME Revolvers shall automatically be reduced, pro rata based on the total commitment amounts outstanding under each EME Revolver, by an aggregate amount in total equal to 100% of the related Net Cash Proceeds); PROVIDED, HOWEVER, that the prepayment requirement under this SECTION 3.1.1(b)(ii) shall not be in effect if the Borrower has permanently reduced its outstanding commitments and loans under the EME Revolvers to an amount in the aggregate equal to or less than $850,000,000; and (iii) on August 15, 2001 in the event the Loans outstanding exceed $333,333,333 as of such date, the Borrower shall prepay Loans in an amount equal to the difference between the Loans outstanding on such date and $333,333,333;".

            (e) SECTION 8.2.6 of the Credit Agreement shall be amended by deleting the parenthetical "(including, without limitation, a Change in Control)" following the word "thereto" in the second line of Section 8.2.6(c) of the Credit Agreement.

            (f) SECTION 9.1.5 of the Credit Agreement shall be amended by deleting Section 9.1.5 in its entirety and replacing it with the following:

                         "DEFAULT ON OTHER INDEBTEDNESS. (i) A default shall
            occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness of the Borrower or (ii) a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness (other than the EME Revolvers) if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity, in either case, such default having a principal amount, individually or in the aggregate, in excess of $20,000,000 (other than Indebtedness described in SECTION 8.1.1) or (iii) a default shall occur in the performance or observance of any obligation or condition with respect to any of the EME Revolvers (subject to any applicable grace period)."

            (g) SECTION 9.1.8 of the Credit Agreement shall be amended by deleting Section 9.1.8 in its entirety and replacing it with the following:

                        "[INTENTIONALLY OMITTED]"

                                  AMENDMENT TWO
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                                       4

            Section 3. CONDITIONS PRECEDENT. This Amendment shall not become effective until the date (the "AMENDMENT EFFECTIVE DATE") on which each of the following conditions precedent have been satisfied or will be satisfied contemporaneously with this Amendment becoming effective:

                  (a) Delivery to the Agent of this Amendment duly executed and delivered by the Borrower, the Agent and the Required Lenders;

                  (b) The Agent shall have received opinions, dated the Amendment Effective Date and addressed to the Agent and the Lenders from
      (i) the in-house counsel to the Borrower and (ii) the special California counsel to the Borrower. Each such opinion shall be in form and substance reasonably satisfactory to the Agent;

                  (c) The representations and warranties of the Borrower as set forth in the Credit Agreement shall be true and correct as of the Amendment Effective Date after giving effect to the amendments contemplated hereby (unless stated to be given as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date and except as set forth in the Borrower's Form 10-K for the fiscal year ended December 31, 2000 and the Borrower's Form 10-Q for the first quarter of 2001);

                  (d) As of the Amendment Effective Date, no Default shall have occurred and be continuing after giving effect to this Amendment; and

                  (e) Delivery to the Lenders of a Supplemental Agreement duly executed and delivered by the Borrower, the Administrative Agent and the other intended parties, substantially in the form heretofore furnished to the Lenders (and the Lenders hereby authorize the Administrative Agent to execute such Supplemental Agreement).

            Section 4. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of California.

                                  AMENDMENT TWO
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                                       S-1

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized.

                            EDISON MISSION ENERGY



                            By:  /s/  G. Gary Garcia
                               ---------------------------------------
                               Name:   G. Gary Garcia
                               Title:  Treasurer

                            BANK OF AMERICA, N.A.,
                               as Agent, Issuing Bank and Lender



                            By:  /s/  Timothy C. Hintz
                               ---------------------------------------
                               Name:   Timothy C. Hintz
                               Title:  Managing Director

                            BANK OF MONTREAL,
                               as Lender



                            By:  /s/  Cahal B. Carmody
                               ---------------------------------------
                               Name:   Cahal B. Carmody
                               Title:  Director

                            THE BANK OF NOVA SCOTIA,
                               as Lender



                            By:  /s/  John A. Quick
                               ---------------------------------------
                               Name:   John A. Quick
                               Title:  Managing Director

                            THE CHASE MANHATTAN BANK,
                               as Lender



                            By:  /s/  Thomas L. Casey
                               ---------------------------------------
                               Name:   Thomas L. Casey
                               Title:  Vice President

                                  AMENDMENT TWO

                            CITICORP USA, INC.,
                               as Lender



                            By:  /s/  Anita J. Brickell
                               ---------------------------------------
                               Name:   Anita J. Brickell
                               Title:  Director

                            CREDIT LYONNAIS, NEW YORK BRANCH,
                               as Lender



                            By:  /s/  Richard Randall
                               ---------------------------------------
                               Name:   Richard Randall
                               Title:  Vice President

                            CREDIT SUISSE FIRST BOSTON,
                               as Lender



                            By:  /s/  Jay Chall
                               ---------------------------------------
                               Name:   Jay Chall
                               Title:  Director



                            By:  /s/  Andrea E. Shkane
                               ---------------------------------------
                               Name:   Andrea E. Shkane
                               Title:  Vice President

                            WELLS FARGO BANK, N.A.,
                               as Lender



                            By:  /s/  Paul S. Dobel
                               ---------------------------------------
                               Name:   Paul S. Dobel
                               Title:  Senior Vice President

                                  AMENDMENT TWO

                            THE FUJI BANK, LIMITED,
                               as Lender



                            By:  /s/  Masahito Fukuda
                               --------------------------------------------
                               Name:   Masahito Fukuda
                               Title:  Senior Vice President

                            THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                               as Lender



                            By:  /s/  Carl-Eric Benzinger
                               --------------------------------------------
                               Name:   Carl-Eric Benzinger
                               Title:  Senior Vice President &
                                       Senior Deputy General Manager

                            KBC BANK N.V.,
                               as Lender



                            By:  /s/  Jean-Pierre Diels /s/ Robert Snauffer
                               --------------------------------------------
                               Name:   Jean-Pierre Diels    Robert Snauffer
                               Title:  First Vice President First Vice President

                            THE SANWA BANK, LIMITED,
                               as Lender



                            By:  /s/  Mark Moss
                               --------------------------------------------
                               Name:   Mark Moss
                               Title:  Vice-President

                            SOCIETE GENERALE,
                               as Lender



                            By:  /s/  David Bird
                               --------------------------------------------
                               Name:   David Bird
                               Title:  Vice President

                                  AMENDMENT TWO

                            SUMITOMO MITSUI BANKING CORPORATION, LOS
                               ANGELES BRANCH,
                               as Lender



                            By:
                               --------------------------------------------
                               Name:
                               Title:

                            THE DAI-ICHI KANGYO BANK, LTD.,
                               as Lender



                            By:  /s/ Nobuyasn Fukgtsu
                               --------------------------------------------
                               Name:   Nobuyasn Fukgtsu
                               Title:  General Manager



                            By:
                               --------------------------------------------
                               Name:
                               Title:

                            BANCA DI ROMA,
                               as Lender



                            By:  /s/  Richard G. Dietz /s/ Thomas C. Woodruff
                               --------------------------------------------
                               Name:   Richard G. Dietz  Thomas C. Woodruff
                               Title:  97271                     97969

                            UBS AG, STAMFORD BRANCH,
                               as Lender



                            By:  /s/  Robert Reuter
                               --------------------------------------------
                               Name:   Robert Reuter
                               Title:  Executive Director

                            By:  /s/  Kelly Smith
                               --------------------------------------------
                               Name:   Kelly Smith
                               Title:  Director, Recovery Management


                                  AMENDMENT TWO